Exhibit 99.1

FOUR LEAF ACQUISITION CORPORATION ANNOUNCES RECEIPT OF NASDAQ DELISTING DETERMINATIONS

LOS ALTOS, C.A., April 23, 2025 – Four Leaf Acquisition Corporation (Nasdaq: FORL), a publicly-listed special purpose acquisition company (the “Company”), today announced that it received a notice (the “Notice”) from the staff of the Nasdaq Listing Qualifications department of The Nasdaq Stock Market LLC (“Nasdaq”) on April 17, 2025 stating that the Company’s failure to file its Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), serves a basis for delisting the Company’s securities from Nasdaq. Accordingly, unless the Company timely requests an appeal of this determination, the Company’s securities will be delisted from The Nasdaq Capital Market, trading of the Company’s Common Stock will be suspended and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

On April 21, 2025, the Company received another notice from Nasdaq, which notified the Company that its failure to pay certain fees required by Listing Rule 5250(f) serves an additional basis for delisting the Company’s securities from Nasdaq unless the Company appeals this determination.

The Company fully intends to timely appeal such determinations pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series to stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision.

About Four Leaf Acquisition Corporation

Four Leaf Acquisition Corporation is a blank check company incorporated in Delaware for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Four Leaf Acquisition Corporation believes that there are many target companies that could become attractive public companies and is seeking a target in the Internet of Things “IoT” market. Four Leaf Acquisition Corporation is led by Bala Padmakumar, Chairman and Interim Chief Executive Officer, Coco Kou, Chief Financial Officer, and Robert de Neve, Chief Strategy Officer.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “aims”, “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Four Leaf Acquisition Corporation (the “Company” or “we”) disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, including risks and uncertainties described in the “Risk Factors” section of our Registration Statement on Form S-1 filed with the SEC on March 16, 2023, as amended, and other documents that we file from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The Company can give no assurances that the Company will achieve its expectations.

Company Contact:

Bala Madmakumar
Interim Chief Executive Officer
Four Leaf Acquisition Corporation
Email: bala@fourleaf.investments